SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2002

Structured Products Corp., on behalf of

TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
TIERS Corporate Bond-Backed Certificates Trust JPM 1998-2
TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERS TENS Certificates Trust LTR 1998-4
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
CorTS Trust for J.C. Penney Debentures
CorTS Trust for BellSouth Debentures
CorTS Trust for Xerox Capital Trust I
CorTS Trust for Southern Company Capital Trust I
CorTS Trust for Countrywide Capital I
TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-13
TIERS Principal-Protected Asset Backed Certificates Trust Series Semiconductor 2000-14
TIERS Principal-Protected Asset Backed Certificates Trust Series Nasdaq 2000-15
CorTS Trust for AON Capital A
CorTS Trust for Allstate Financing
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for Safeco Capital Trust I
CorTS Trust for First Union Institutional Capital I
CorTS Trust for Provident Financing Trust I
CorTS Trust II for Countrywide Capital I
CorTS Trust II for Ford Debentures
CorTS Trust II for IBM Debentures
CorTS Trust II for Provident Financing Trust I
CorTS Trust II for BellSouth Debentures
CorTS Trust for Chrysler Debentures
CorTS Trust for First Union Capital I
CorTS Trust for Ford Debentures
CorTS Trust for IBM Debentures
CorTS Trust III for First Union Institutional Capital II
CorTS Trust III for IBM Debentures
CorTS AFC Capital Trust I
CorTS Trust for Worldcom Debentures
CorTS Trust II for First Union Capital I
CorTS Trust II for Chrysler Debentures
CorTS Trust II for Sherwin-Williams Debentures
CorTS Trust for Great Western Financial

CorTS Trust II for Safeco Capital Trust I
CorTS Trust for Allstate Financing II
CorTS Trust for Fleet Capital Trust II
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for Provident Financing Trust I UnumProvident
CorTS Trust II for Countrywide Capital I
CorTS US West Communications Debentures
CorTS Trust II for Provident Financing Trust I UnumProvident
CorTS Trust for Corning Notes
CorTS Trust III for Provident Financing
TIERS Principal-Protected Certificates Trust PXT 2000-11
CorTS Trust for BankAmerica Institutional Capital B
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-19
TIERS Principal-Protected Asset Backed Certificates Series Nasdaq 2000-15
TIERS Principal-Protected Asset Backed Certificate Trust Series Telecom 2000-13
TIERS Principal-Protected Asset Backed Certificates Series Nasdaq 2001-8
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-11
TIERS Principal-Protected Asset Backed Certificates Trust Series DJIA 2001-26
CorTS Trust for Bristol-Myers Squibb Debentures
CorTS Trust III for AON Capital A
CorTS Trust for SunAmerica Debentures
CorTS Trust for Walt Disney Notes
CorTS Trust fir Verizon Global Funding Notes
CorTS Trust fir W.R. Berkeley Capital Trust
CorTS Trust III for Safeco Capital Trust I
CorTS Trust III for Sherwin-Williams Debentures
CorTS Trust IV for IBM Debentures
CorTS Trust IV for Safeco Capital Trust I
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series S&P 2002-9
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series Nasdaq 2002-6
TIERS Principal-Protected Asset Backed Certificates Trust Series DJIA 2002-5
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2002-1
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series S&P Midcap 2002-12
CorTS Trust for GE Global Insurance Notes
TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2002-19

Delaware	33-55860/ 33-357357	13-3692801

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 783-6645

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1. Trustee's Report with respect to the December 15, 2002 Distribution Date for the CorTS Trust for UNUM Notes 2002-10
2. Trustee's Report with respect to the December 15, 2002 Distribution Date for the CorTS Trust for W.R. Berkley Capital Trust
3. Trustee's Report with respect to the December 15, 2002 Distribution Date for the Credit Enhanced CorTS Trust for Fleet Capital II
4. Trustee's Report with respect to the December 15, 2002 Distribution Date for the CorTS Trust II for Countrywide Capital I
5. Trustee's Report with respect to the December 15, 2002 Distribution Date for the CorTS Trust for Countrywide Capital I
6. Trustee's Report with respect to the December 15, 2002 Distribution Date for the TIERS Corporate Backed Bond Certificate Series 1997-6

No reports required for the other series listed.

Not Applicable.

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/Timothy P. Beaulac Name: Timothy P. Beaulac Title: President and Finance Officer

December 15, 2002

EXHIBIT INDEX

Exhibit 1. Trustee's Report with respect to the December 15, 2002 Distribution Date for the CorTS Trust Unum Notes 2002-10	Page 7

2. Trustee's Report with respect to the December 15, 2002 Distribution Date for the CorTS Trust for W.R. Berkley Capital Trust	8

3. Trustee's Report with respect to the December 15, 2002 Distribution Date for the Credit Enhanced CORTS Trust for Fleet Capital II	9

4. Trustee's Report with respect to the December 15, 2002 Distribution Date for the CorTS Trust II for Countrywide Capital I	10

5. Trustee's Report with respect to the December 15, 2002 Distribution Date for the CorTS Trust for Countrywide Capital Trust I	11

6. Trustee's Report with respect to the December 15, 2002 Distribution Date for the TIERS Corporate Backed Bond Certificate Series 1997-6	12

EXHIBIT 1

To the Holders of
CorTS TRUST FOR UNUM NOTES
*CUSIP: 22082H206

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for CorTS Trust for Unum Notes hereby gives notice with respect to the Distribution occurring on December 15, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $.723958333	Total Distribution $.723958333

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$27,778,000 aggregate principal amount of UNUM Corporation (now known as UNUMProvident Corporation) 6.75% Notes due December 15, 2028 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,000,008 Certificates representing $25,000,200 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of
CorTS TRUST FOR W.R. BERKLEY CAPITAL TRUST
*CUSIP: 22082E203

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for CorTS Trust for W.R. Berkley Capital Trust hereby gives notice with respect to the Distribution occurring on December 15, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $.120312500	Total Distribution $.120312500

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$29,900,00.00 aggregate principal amount of W.R. Berkley Capital Trust 8.197% Capital Securities due 12-15-2045 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,188,316 Certificates representing $29,707,900 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of:
Credit Enhanced CorTS Trust for Fleet Capital II
*CUSIP: 22080V207

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for Credit Enhanced CorTS Trust for Fleet Capital II hereby gives notice with respect to the Distribution occurring on December 15, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $1.0000	Total Distribution $1.0000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$30,500,000.00 aggregate principal amount of Fleet Capital Trust II 7.92% Capital Securities due 12-11-2026 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,207,800 Certificates representing $30,195,000 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of:
CorTS Trust II for Countrywide Capital I
CUSIP: 22080Y201

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for CorTS Trust II for Countrywide Capital I hereby gives notice with respect to the Distribution occurring on December 15, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $1.0000	Total Distribution $1.0000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$81,573,000.00 aggregate principal amount of Countrywide Capital I 8% Capital Trust Pass-through Securities due 12-15-2026 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 3,363,920 Certificates representing $81,573,000 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 5

To the Holders of:
CorTS Trust for Countrywide Capital I
*CUSIP: 12614X100

Pursuant to Section 4.3 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for CorTS Trust for Countrywide Capital I hereby gives notice with respect to the Distribution occurring on December 15, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest $1.0000	Total Distribution $1.0000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$25,000,000.00 aggregate principal amount of Countrywide Capital I 8% Capital Trust Pass-through Securities due 12-15-2026 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,000,000 Certificates representing $25,000,000 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 6

To the Holders of:
Trust Investment Enhanced Return Securities
Corporate Bond-Backed Certificates, Series BLS 1997-6
       ZTF Class
       Amortizing Class

Pursuant to Section 4.2 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for TIERS Corporate Bond-Backed Certificates Trust, Series BLS 1997-6, hereby gives notice with respect to the Distribution occurring on December 15, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1,000 original face amount thereof, is as set forth below:

Class ZTF Class Amortizing Class	Principal $0.00 95.752455	Interest $0.0000 6.371723	Total Distribution $0.0000 102.124179

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$6,603,000.00 aggregate principal amount of BellSouth Telecommunications, Inc. Forty Year, 7 1/2% Debentures due June 15, 2033 (the "Term Assets") are held for the above trust.

5.	The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is set forth below:

Class ZTF Class Amortizing Class	Principal Balance $6,603,000.00 $239,562.32

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.